UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2005

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HIGHLANDS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-27622 (Commission File Number)	54-1796693 (IRS Employer Identification No.)

P.O. Box 1128 Abingdon, Virginia (Address of principal executive offices)	24212-1128 (Zip Code)

Registrant’s telephone number, including area code:  (276) 628-9181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On December 14, 2005, the Registrant’s board of directors approved a stock repurchase program to purchase over the next 12 months up to 151,000 shares of its outstanding common stock (the “Program”).  The Registrant has allocated $2.5 million to the Program and anticipates funding for the Program to come from available corporate funds.  The Program replaces a prior authorization to repurchase shares of common stock that expired on December 7, 2005.  The Registrant currently has 5,280,615 shares of common stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.

(Registrant)

Date:  December 14, 2005

By: /s/ Robert M. Little, Jr.

Robert M. Little

Chief Financial Officer